Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2015
Supplemental Cash Flow Information

3. Supplemental Cash Flow Information

Non-cash investing activities include $1.6 million, $22 thousand and $5.0 million related to modifications of certain mortgage loans and fixed income securities, as well as mergers completed with equity securities in 2015, 2014 and 2013, respectively, and a $4.7 million obligation to fund a limited partnership investment in 2015.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $99.7 million, $101.1 million and $62.6 million as of December 31, 2015, 2014 and 2013, respectively, and are reported in other liabilities and accrued expenses. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2015	2014	2013
Net change in proceeds managed
Net change in short-term investments	$1,427	$(38,485)	$(2,838)

Operating cash flow provided (used)	$1,427	$(38,485)	$(2,838)

Net change in liabilities
Liabilities for collateral, beginning of year	$(101,095)	$(62,610)	$(59,772)
Liabilities for collateral, end of year	(99,668)	(101,095)	(62,610)

Operating cash flow (used) provided	$(1,427)	$38,485	$2,838